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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 25, 2002

TARGET RECEIVABLES CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation
1000 Nicollet Mall
31st Floor, Suite 3136
Minneapolis, Minnesota 55403
(612) 696-3102
(Address, including Zip Code, and Telephone Number,
Including Area Code, of Registrant's Principal Executive Office)

Item 5: Other Events

On July 2, 2002, the Company entered into a Series 2002-1 Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of April 28, 2000, as amended (the "Agreement"). The Agreement defines the rights of the holders of both the $750,000,000 Class A Asset Backed Certificates, Series 2002-1 and the $250,000,000 Class B Asset Backed Certificates, Series 2002-1, issued by the Target Credit Card Master Trust.

The Monthly Servicer's Certificates for the Monthly Period ended July 6, 2002 and the Monthly Certificateholders' Statements for the Monthly Period ended July 6, 2002, with respect to the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1, the Class B Asset Backed Certificates, Series 1998-1, the Floating Rate Class A Asset Backed Certificates, Series 2001-1, the Class B Asset Backed Certificates, Series 2001-1, the Floating Rate Class A Asset Backed Certificates, Series 2002-1, and the Class B Asset Backed Certificates, Series 2002-1, issued by the Target Credit Card Master Trust, were delivered to the Trustee on July 22, 2002, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on July 25, 2002.

The Underwriting Agreement and the related Series 2002-1 Supplement to the Amended and Restated Pooling and Servicing Agreement are filed as Exhibits 1.1 and 4.1 to this report, respectively. The above described Monthly Servicer's Certificates are filed as Exhibits 20.1, 20.3, 20.5, and 20.7 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2, 20.4, 20.6, and 20.8 to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 2, 2002
TARGET RECEIVABLES CORPORATION
	By:	/s/ Stephen C. Kowalke
	Name:	Stephen C. Kowalke
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 25, 2002, among Target Receivables Corporation, Target Corporation and Lehman Brothers Inc., as representative of the underwriters set forth therein.
4.1
Series 2002-1 Supplement, dated as of July 2, 2002, to the Amended and Restated Pooling and Servicing Agreement, dated as of April 28, 2000, as amended between Target Receivables Corporation, Retailers National Bank and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association).
20.1	Series 1997-1 Monthly Servicer's Certificate for the Monthly Period ended July 6, 2002.
20.2	Series 1997-1 Monthly Certificateholders' Statement for the Monthly Period ended July 6, 2002.
20.3	Series 1998-1 Monthly Servicer's Certificate for the Monthly Period ended July 6, 2002.
20.4	Series 1998-1 Monthly Certificateholders' Statement for the Monthly Period ended July 6, 2002.
20.5	Series 2001-1 Monthly Servicer's Certificate for the Monthly Period ended July 6, 2002.
20.6	Series 2001-1 Monthly Certificateholders' Statement for the Monthly Period ended July 6, 2002.
20.7	Series 2002-1 Monthly Servicer's Certificate for the Monthly Period ended July 6, 2002.
20.8	Series 2002-1 Monthly Certificateholders' Statement for the Monthly Period ended July 6, 2002.

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  Item 5: Other Events
SIGNATURES
EXHIBIT INDEX